SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 20, 2004
                _________________________________________________
                Date of Report (Date of earliest event reported)


                          NANOPIERCE TECHNOLOGIES, INC.
              _____________________________________________________
             (Exact name of Registrant as specified in its charter)


              Nevada                   33-19598-D               84-0992908
          ____________________________________________________________
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            ________________________________________________________
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
             ______________________________________________________
              (Registrant's telephone number, including area code)


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ITEM  5  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     (a) On January 12, 2004 , NanoPierce Technologies, Inc. (the "Registrant") and a placement agent (the "Placement Agent") entered into a placement agent agreement (the "Placement Agent Agreement") in connection with a proposed sale of the Registrant's securities pursuant to Rule 506 of Regulation D of the Securities Act of 1933. On even date therewith, the Registrant, the Placement Agent and an escrow agent entered into an escrow agreement (the "Escrow Agreement"). The Placement Agent Agreement and the Escrow Agreement are attached hereto as exhibits.

     (b) On January 20, 2004 , the Registrant sold 20,000,000 shares at $0.10 per share for an aggregate of $2,000,000. For each share of Common stock purchased, the purchasers received a warrant to purchase 1 share of Common Stock at an exercise price of $0.10 per share ("the $0.10 warrants") and an additional warrant to purchase 2 shares of Common Stock at an exercise price of $0.25 per share were issued by the Registrant.

     The Placement Agent received a fee consisting of a cash payment equal to 3% of the gross amount of the placement on the closing date and 3% of the gross amount payable to the Registrant by the purchasers if they exercise the $0.10 warrants. The Placement Agent also received upon the closing date a warrant to purchase Common Stock at $0.10 per share equal to 3% of the number of shares of Common Stock purchased on the closing date. The Placement Agent will also receive subsequent to the closing date a warrant to purchase Common Stock at $0.10 per share for that number of shares of common stock equal to 3% of the number of shares of common stock purchased if the purchasers exercise the $0.10 warrants.

     An unrelated third party, ("the Finder") received a fee for the introduction to the Placement Agent and the purchasers and for various consulting work done on behalf of the Registrant. The fee consisted of a cash payment equal to 10% of the gross amount of the placement on the closing date. The finder will also be paid 10% of the gross amount paid to the Registrant if the purchasers exercise the $0.10 warrants. The Finder also received upon the closing date a warrant to purchase Common Stock equal to 10% of the number of shares of Common Stock purchased on the closing date. The Finder will also receive, subsequent to the closing date, a warrant to purchase common stock of the Registrant at $0.10 per share for that number of shares of Common Stock equal to 10% of the number of shares of Common Stock purchased by the purchasers, if they exercise the $0.10 warrants.

     If all warrants are exercised the Registrant will be required to issue an additional 65,200,000 shares of common stock. Following the placement, the Registrant, on a fully diluted basis, would have 168,441,679 common shares issued and outstanding.

ITEM 7 EXHIBITS AND FINANCIAL INFORMATION

               (c) Exhibits: The following exhibits to the Registration Statement are hereby filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
               Item  601  of  Regulation  S-B.


EXHIBIT NO.                                 DESCRIPTION

      1.01*    Form of Placement Agent Agreement between the Registrant and the Placement Agent

      4.01*    Form of the Securities Purchase Agreement between the Registrant and the Investors

      4.02*    Form of warrants issued to the Placement Agent and Finder

     10.01*    Escrow Agreement among the Registrant, the Investors and the Escrow Agent
________________
*Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 22, 2004                NANOPIERCE TECHNOLOGIES, INC.




                                       /s/ Paul H. Metzinger
                                      ---------------------------------
                                      Paul H. Metzinger, President &
                                      Chief Executive Officer




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